UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 7, 2024
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
95 Third Street, 2nd Floor,
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02    Results of Operations and Financial Condition
On August 8, 2024, Eventbrite, Inc. (the "Company") issued a press release and Shareholder Letter (the "Letter") announcing its financial results for the quarter ended June 30, 2024. Copies of the issued press release and the Letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and each of the press release and the Letter are incorporated herein by reference. Additional supplemental financial information (the "Supplemental Information") has been posted to the Investor Relations section of the Company's website at investor.eventbrite.com.
In the Letter, the Company also announced that it would be holding a live webcast on August 8, 2024, at 2:00 p.m. Pacific Time to discuss its financial results for the quarter ended June 30, 2024. A copy of the unofficial transcript of the webcast will be available after the webcast on the Investor Relations section of the Company's website at investor.eventbrite.com.
The Company is making reference to non-GAAP financial information in the Letter, the Supplemental Information and the webcast. Reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents are provided in the Letter and the Supplemental Information, as applicable.
The information furnished pursuant to Item 2.02 of this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05    Costs Associated with Exit or Disposal Activities
On August 7, 2024, the Board of Directors of the Company (the “Board”) approved a reduction in force that is designed to reduce operating costs and results in the termination of approximately 11% of the Company’s workforce, or approximately 100 employees. The Company expects the reduction in force to be substantially complete by the third quarter of 2024.
The Company expects to incur total costs associated with the reduction in force of up to $7 million, pre-tax, primarily one-time employee termination and related costs in cash. The Company expects the majority of the employee termination costs to be incurred in the third quarter of 2024.
The estimates of the charges and expenditures that the Company expects to incur in connection with the reduction in force, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)(c)(e) On August 7, 2024, the Board appointed Lanny Baker, the Company’s Chief Financial Officer, to the expanded role of Chief Operating and Financial Officer, effective as of August 7, 2024. On August 16, 2024, Xiaojing Fan, the Company’s Chief Accounting Officer and principal accounting officer, will cease providing services to the Company. In addition, effective as of August 16, 2024, the Board appointed Mr. Baker as principal accounting officer of the Company.
In this expanded capacity, Mr. Baker will oversee business operations, cross-functional performance and resource optimization. He will lead Eventbrite’s global sales, customer success and sales operations teams. He will continue to lead the Company’s global finance function, including financial planning, accounting and reporting, tax, and treasury.
Mr. Baker, age 57, has served as the Company’s Chief Financial Officer since September 2019. Prior to joining the Company, Mr. Baker served as chief financial officer of Yelp Inc., a technology platform for local business reviews, from May 2016 to August 2019. Prior to joining Yelp, Mr. Baker served as chief executive officer and president of ZipRealty, Inc., an online real estate brokerage and technology company, from September 2010 through March 2016. He also served as executive vice president and chief financial officer of ZipRealty from December 2008 to September 2010. ZipRealty was acquired by Realogy Holdings, Inc. in August 2014. From June 2007 to December 2008, Mr. Baker was an independent investor. From March 2005 to June 2007, he served as senior vice president and chief financial officer of Monster Worldwide, Inc., which operates the employment website monster.com. From 1993 to 2005, Mr. Baker held various positions at Salomon Brothers (subsequently Salomon Smith Barney, then Citigroup), including managing director in the Equity Research Department.
There are no arrangements or understandings between Mr. Baker and any other persons pursuant to which he was appointed as Chief Operating and Financial Officer or principal accounting officer of the Company. There are no family relationships between Mr. Baker and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act other than as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2024.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Earnings Press Release, dated August 8, 2024.
99.2	Shareholder Letter for the quarter ended June 30, 2024.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2024	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer